                                            EXHIBIT 99.12

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund IV, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 12             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98 27105 RA                        For the Period From : 12/01/99 to 12/31/99
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                     894,327.09
                                                                                ------------
          Less :   Sales Returns and Discounts                                          0.00
                                                                                ------------
               Net Sales                                                                        894,327.09
                                                                                              ------------
          Less :   Cost of Goods Sold
                   Collection Costs                                                     0.00
                                                                                ------------
                   Commissions, Escrow Fees & Closing Costs                             0.00
                                                                                ------------
          Less :   Ending Inventory at Cost                                             0.00
                                                                                ------------
               Cost of Goods Sold                                                                     0.00
                                                                                              ------------
                   Gross Profit                                                                               894,327.09
                                                                                                            ------------
                   Other Operating Revenues                                                                         0.00
                                                                                                            ------------
          Less :   Operating Expenses:
               Officer Compensation                                                     0.00
                                                                                ------------
               Salaries and Wages -                                                     0.00
                                                                                ------------
                   Total Salaries and Wages                                                           0.00
                                                                                              ------------
                   Employee Benefits and Pensions                                                     0.00
                                                                                              ------------
               Payroll Taxes                                                            0.00
                                                                                ------------
               Real Estate Taxes                                                        0.00
                                                                                ------------
               Federal and State Income Taxes                                           0.00
                                                                                ------------
                   Total Taxes                                                                        0.00
                                                                                              ------------
               Rent and Lease Exp.(Real Property and Personal Property)                 0.00
                                                                                ------------
               Interest Expense (Mortgage, Loan, Etc.)                                  0.00
                                                                                ------------
               Insurance                                                                0.00
                                                                                ------------
               Automobile Expenses                                                      0.00
                                                                                ------------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                     0.00
                                                                                ------------
               Depreciation and Amortization                                            0.00
                                                                                ------------
               Repairs and Maintenance                                                  0.00
                                                                                ------------
               Advertising                                                              0.00
                                                                                ------------
               Supplies-Office Expenses, Photocopies, Etc.                              0.00
                                                                                ------------
               Bad Debts                                                                0.00
                                                                                ------------
               Miscellaneous Operating Expenses (See Attached)                    538,911.27
                                                                                ------------
                   Total Operating Expenses                                                                   538,911.27
                                                                                                            ------------

                        Net Gain / Loss from Business Operations                                              355,415.82
                                                                                                            ------------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                                   31,738.92
                                                                                              ------------
               Other Non-Operating Revenues (Specify)                                                 0.00
                                                                                              ------------
               Gross Proceeds on Sale of Assets                                         0.00
                                                                                ------------
               Less :   Original Cost of Assets plus Expenses of Sale                   0.00
                                                                                ------------
                        Net Gain / Loss of Sale of Assets                                             0.00
                                                                                              ------------
               Total Non-Operating Income                                                                      31,738.92
                                                                                                            ------------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)                  0.00
                                                                                              ------------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                      0.00
                                                                                              ------------
                        Total Non-Operating Expenses                                                                0.00
                                                                                                            ------------

     NET INCOME / LOSS FOR PERIOD                                                                             387,154.74
                                                                                                            ============

================================================================================
                                OPERATING REPORT
================================================================================

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       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 12            PAGE 2 OF 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 12            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only) :

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS   QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.  QUARTERLY FEE
     REPORTS          PER QUARTER                                                            STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/98          $               0.00  $       250.00   01/27/99  $     250.00      10001  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          73,884.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         519,356.75  $     3,750.00   07/23/99  $   3,750.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/99          $         400,673.00  $     3,750.00   10/28/99  $   3,750.00      10014
----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note: The Trustee and his professionals are presently working on a motion to allocate among debtors. Pending that, all entries on this Operating Statement are for information only.


           Date:   1/26/00                        /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund IV, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27105 RA

Operating Report # 12                     From :  12/01/99
                                            To :  12/31/99


Schedule of Miscellaneous Operating Expenses
--------------------------------------------

------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                        VENDOR                   AMOUNT          TOTAL
------------------------------------  ---------------------------  --------------  -------------

NLEX PURCHASE                         PAM FUND PURCHASE ACC        $     5,430.90  $    5,430.90
ACQUISTION FEE FOR LOT#1151           PARTNERSHIP RESERVE          $       543.09  $      543.09
ACQUISTION FEE FOR LOT#43-N           PARTNERSHIP RESERVE          $     1,403.24  $    1,403.24
ACQUISTION FEE FOR LOT#43-G           PARTNERSHIP RESERVE          $     3,106.14  $    3,106.14
PROFESSIONAL FEES                     VCS OPERATING                $   470,043.04  $  470,043.04
CHASE MANHATTAN PORT. PURCHASE        PAM FUND PURCHASE ACC        $    18,032.53  $   18,032.53
CHASE MANHATTAN PORT. PURCHASE        PAM FUND PURCHASE ACC        $    16,660.41  $   16,660.41
CHASE MANHATTAN PORT. PURCHASE        PAM FUND PURCHASE ACC        $    20,023.53  $   20,023.53
ACQUISTION FEE FOR LOT#30-S & 43-Q    PCM                          $     3,668.39  $    3,668.39


                                                                                    ============
                                  TOTAL MISCELLANEOUS OPERATING EXPENSES            $ 538,911.27

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    012
FUND IV, LTD                  FOR THE PERIOD FROM:    120199
JAMES J. JOSEPH,                               TO:    123199
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27105 RA
=======================

                                                      Operating     30-Day C.D.   Money Market  Money Market
                                                       Account        Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-407    426-557-0001  6704-559087   14-088-679
                                                      ------------  ------------  -----------  ------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  1,027,278.75    814,046.53   654,976.41  8,194,993.39
                                                      ------------  ------------  ------------ ------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  1,027,178.75          0.00   654,976.41  1,150,757.76
                                                      ------------  ------------  -----------  ------------
C.  Beginning Balance. . . . . . . . . .   . . . . .        100.00    814,046.53         0.00  7,044,235.63
                                                      ============  ============  ===========  ============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .          0.00      3,256.19         0.00    922,809.82

              Total Receipts . . . . . .   . . . . .          0.00      3,256.19         0.00    922,809.82
                                                      ------------  ------------  -----------  ------------
E.  Balance Available. . . . . . . . . .   . . . . .        100.00    817,302.72         0.00  7,967,045.45
                                                      ------------  ------------  -----------  ------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .          0.00          0.00         0.00    538,911.27

              Total Disbursements. . . .   . . . . .          0.00          0.00         0.00    538,911.27
                                                      ============  ============  ===========  ============
G.  Ending Balance                                          100.00    817,302.72         0.00  7,428,134.18
                                                      ============  ============  ===========  ============
H.  Disbursements for Quarterly Fees . .   . . . . .          0.00          0.00         0.00    538,911.27
                                                      ============  ============  ===========  ============
                                                                                  ACCOUNT CLOSED
                                                                                  03/01/99

I.   (1)  Operating  Account  :
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account Number:  14-088-407
     (2)  30-Day  C.D.
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  426-557-0001
     (3)  Money  Market  Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA  92801
          (b)  Account Number:  6704-559087
     (4)  Money  Market  Account
          (a)  Imperial  Bank,  9757  Wilshire Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  14-088-679


          BOND:  $12,000,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  1/26/00                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND IV LTD
CASE NUMBER : SA 98-27105 RA

            STATEMENT NUMBER:   012
RECEIPTS FOR THE PERIOD FROM:   12019
                          TO:   123199
OPERATING ACCOUNT # 14-088-407                                             AMOUNT
---------------------------------------------------------------------------------







                                                                    -------------
                                                           TOTAL             0.00
                                                                    =============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:   012
DISBURSEMENTS FOR THE PERIOD FROM:   12019
                               TO:   123199
OPERATING ACCOUNT # 14-088-407                                                    CHECK
NAME OF PAYEE                        DESCRIPTION                      AMOUNT      NUMBER  DATE
--------------------------------------------------------------------------------------------------








                                                                     -----------
                                                            TOTAL           0.00
                                                                     ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105
            STATEMENT NUMBER:       012
RECEIPTS FOR THE PERIOD FROM:       12019
                          TO:       123199
30-Day C.D. Account #4265-570-001                             AMOUNT
--------------------------------------------------------------------
12/23 - IMPERIAL BANK               INTEREST FOR DECEMBER   3,256.19




                                                         -----------
                                                TOTAL       3,256.19
                                                         ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:      012
DISBURSEMENTS FOR THE PERIOD FROM:      12019
                               TO:      123199
30-Day C.D. Account # 426-557-0001                           CHECK
NAME OF PAYEE                           DESCRIPTION  AMOUNT  NUMBER  DATE
-------------------------------------------------------------------------






                                                  ---------
                                       TOTAL           0.00
                                                  =========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105
            STATEMENT NUMBER:       012
RECEIPTS FOR THE PERIOD FROM:       12019
                          TO:       123199
MONEY MARKET ACCOUNT 6704-559087                           AMOUNT
-----------------------------------------------------------------






                                                      -----------
                                             TOTAL           0.00
                                                      ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:     012
DISBURSEMENTS FOR THE PERIOD FROM:     12019
                               TO:     123199
MONEY MARKET ACCOUNT 6704-559087                                              CHECK
NAME OF PAYEE                          DESCRIPTION                AMOUNT      NUMBER  DATE
----------------------------------------------------------------------------------------------







                                                                  ----------
                                                       TOTAL            0.00
                                                                  ==========

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA
            STATEMENT NUMBER:       012
RECEIPTS FOR THE PERIOD FROM:       12019
                          TO:       123099
MONEY MARKET ACCOUNT # 14-088-679                                                   AMOUNT
------------------------------------------------------------------------------------------
12/01-PCM                           TSF FOR EXPRESS COLLECTIONS PORTFOLIO SALE    2,146.41
12/07-PCM                           PORTFOLIO SALE                               34,956.15
12/09-DJC,INC.                      PORTFOLIO PURCHASE                           79,790.32
12/09-PARTNERSHIP RESERVE           1999 SEPT. COLLECTION SHARE                 305,755.70
12/10-PARTNERSHIP RESERVE           CHICAGO TITLE DEPOSIT                       101,823.85
12/17-FIRST NAT'L ACCEPTANCE        PORTFOLIO PURCHASE                            1,099.40
12/17-JACKSON CAPITAL, INC.         PORTFOLIO PURCHASE                            4,608.56
12/20-DJC, INC.                     PORTFOLIO PURCHASE                           19,891.32
12/28-PARTNERSHIP RESERVE           OCTOBER 1999 COLLECTION SHARE               288,696.70
12/29-WIRE ACCOUNT                  INTERGRATED SERVICES GROUP                    4,967.28
12/29-WIRE ACCOUNT                  PROFESSIONAL RECOVERY SERVICES               50,591.40
12/31-IMPERIAL BANK                 DECEMBER INTEREST                            28,482.73



                                                                              ------------
                                                                    TOTAL       922,809.82
                                                                              ============

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA

                 STATEMENT NUMBER:     012
DISBURSEMENTS FOR THE PERIOD FROM:     12019
                               TO:     123199
MONEY MARKET ACCOUNT # 14-088-679                                                                 CHECK
NAME OF PAYEE                          DESCRIPTION                                   AMOUNT       NUMBER  DATE
------------------------------------------------------------------------------------------------------------------
PAM FUND PURCHASE ACCOUNT              NLEX PURCHASE                                   5,430.90   TSF     12/06/99
PARTNERSHIP RESERVE                    AQUISTION FEE FOR LOT# 1151                       543.09   TSF     12/10/99
PARTNERSHIP RESERVE                    AQUISTION FEE FOR PORTFOLIO# 43-N               1,403.24   TSF     12/10/99
PARTNERSHIP RESERVE                    AQUISTION FEE FOR PORTFOLIO# 43-G               3,106.14   TSF     12/10/99
VCS OPERATING                          TRANSFER FOR PROFESSIONAL FEES                470,043.04   TSF     12/16/99
PAM FUND PURCHASE ACCOUNT              CHASE MANHATTAN BANK PORTFOLIO PURCHASE 30-R   18,032.53   TSF     12/21/99
PAM FUND PURCHASE ACCOUNT              CHASE MANHATTAN BANK PORTFOLIO PURCHASE 43-Q   16,660.41   TSF     12/26/99
PAM FUND PURCHASE ACCOUNT              CHASE MANHATTAN BANK PORTFOLIO PURCHASE 30-S   20,023.53   TSF     12/26/99
PCM OPERATING                          AQUSITION FEE FOR PORTFOLIO# 30-S & 43-Q        3,668.39   TSF     12/26/99


                                                                                     ----------
                                                                           TOTAL     538,911.27
                                                                                     ==========